UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 14, 2005

BASSETT FURNITURE INDUSTRIES, INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, VIRGINIA	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 276/629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information is being furnished pursuant to both this Item 2 and Item 7 Regulation FD disclosure.

Audited financial statements of the Bassett Industries Alternative Asset Fund, L.P. are attached as Exhibit 99 hereto.

Item 7.01. Regulation FD Disclosure

The information furnished in Item 2.02 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit 99. Bassett Industries Alternative Asset Fund, L.P. – Financial Statements for the Year Ended December 31, 2004 with Independent Auditors’ Report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: December 14, 2005	By:	/s/ Barry C. Safrit
Barry C. Safrit
	Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

Description

Exhibit 99. Bassett Industries Alternative Asset Fund, L.P - Financial Statements for the Year Ended December 31, 2004 with Independent Auditors’ Report.